Exhibit 10.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Annual Report of BioProgress PLC on Form 20-F of our report, dated July 18, 2006, on our audit of the consolidated financial statements of BioProgress PLC for the years ended December 31, 2005, 2004 and 2003.

GRANT THORNTON UK LLP /s/ Grant Thornton UK LLP

Cambridge, England
July 18, 2006